UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Synaptogenix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SYNAPTOGENIX, INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT FOR THE SYNAPTOGENIX, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2024

This Supplement No. 1 (this “Supplement”), dated November 19, 2024, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Synaptogenix, Inc., a Delaware corporation (referred to herein as “we”, “us”, “our” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2024, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Company’s 2024 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”).

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION. Except as to the matters specifically discussed herein, this Supplement does not otherwise modify or update any information or disclosure contained in the Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement shall have the meanings assigned to such terms in the Proxy Statement.

***

To Our Stockholders:

You recently received a copy of the proxy statement relating to the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Synaptogenix, Inc. (the “Company”). After the proxy statement was mailed, we discovered that the proxy card enclosed therewith incorrectly stated that “Alan Tuchman, M.D.” and “Daniel L. Alkon, M.D.” are director nominees for election pursuant to Proposal no. 1. As disclosed in the proxy statement, the Board nominated Joshua N. Silverman and William S. Singer for election at the Annual Meeting. A corrected proxy card is enclosed herewith. The date of the Annual Meeting remains Friday, December 6, 2024. No revisions are being made to the previous proxy statement, as filed with the Securities and Exchange Commission on November 7, 2024.

In light of the error described above, this Supplement includes a new proxy card that corrects the director nominees for election pursuant to Proposal no. 1. Any vote cast in favor of either Alan Tuchman, M.D. or Daniel L. Alkon, M.D. on the previously distributed proxy card will not be recognized, tabulated at the Annual Meeting or have any legal effect. Stockholders who submitted the previously distributed proxy card voting “FOR” either Alan Tuchman, M.D. or Daniel L. Alkon, M.D. can revoke that proxy by completing, signing, dating and promptly returning the new proxy card in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions on the new proxy card..

As stated in the proxy statement you received previously, you may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying Synaptogenix’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank if you wish to revoke your proxy.

The enclosed amended proxy card, along with the current version of the proxy materials for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2023, are also available at https://web.viewproxy.com/synaptogenixinc/2024

Please accept our apology for any confusion this printing error may have caused.

Sincerely,

Robert Weinstein
Secretary

November 19, 2024

Enclosure

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. (Continued and to be marked, dated, and signed on the other side) PROXY SYNAPTOGENIX, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2024 The stockholder(s) hereby appoint(s) Alan J. Tuchman and Robert Weinstein, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Synaptogenix, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. ET on December 6, 2024 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/synaptogenixinc/2024 by 11:59 p.m. ET on December 5, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Important information about the Annual Meeting and Voting”. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, AND 4 AND FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 6, 2024: The Proxy Statement and our 2023 Annual Report on Form 10-K are available at: https://web.viewproxy.com/synaptogenixinc/2024

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) The Board of Directors recommends a vote “FOR” proposals 2, 3, and 4 and “FOR ALL” the nominees for director listed in Proposal 1. Proposal 1. To elect two directors to serve three-year terms expiring in 2027. NOMINEES: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT (1) Joshua N. Silverman ☐ (2) William S. Singer ☐ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box for each nominee you wish to withhold. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER Proposal 2. To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated September 10, 2024, by and among Synaptogenix, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants). FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. To approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, increase the number of shares available for the grant of awards by 500,000 shares. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. To ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date Signature Signature (Joint Owners) VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/SNPX Vote Your Proxy by Phone: Call 1-866-804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Please mark your votes like this ☒